Exhibit 99.1

Hepion Pharmaceuticals, Inc. Announces Proposed Public Offering of Common Stock

Edison, NJ – February 12, 2021 – Hepion Pharmaceuticals, Inc. (NASDAQ: HEPA) (“Hepion Pharmaceuticals” or the “Company”) today announced that it intends to offer to sell shares of its common stock in an underwritten public offering. All of the shares of common stock are to be sold by the Company.

ThinkEquity, a division of Fordham Financial Management, Inc., is acting as sole book-running manager for the offering.

The offering is subject to market conditions and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The Company intends to use the net proceeds from the offering primarily for research and development, product development and general corporate purposes, which may include working capital, capital expenditures, operational purposes and potential acquisitions in complementary businesses.

The securities will be offered and sold pursuant to a shelf registration statement on Form S-3 (File No. 333-229534), including a base prospectus, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 6, 2019 and declared effective on February 19, 2019. The offering will be made only by means of a written prospectus. A preliminary prospectus supplement and accompanying prospectus describing the terms of the offering has been or will be filed with the SEC on its website at www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the offering may also be obtained from the offices of ThinkEquity, a division of Fordham Financial Management, Inc., 17 State Street, 22nd Floor, New York, New York 10004, by telephone at (877) 436-3673 or by email at prospectus@think-equity.com. Before investing in this offering, interested parties should read in their entirety the preliminary prospectus supplement and the accompanying prospectus and the other documents that the Company has filed with the SEC that are incorporated by reference in such preliminary prospectus supplement and the accompanying prospectus, which provide more information about the Company and such offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Hepion Pharmaceuticals, Inc.

The Company's lead drug candidate, CRV431, is a potent inhibitor of cyclophilins, which are involved in many disease processes. CRV431 is currently in clinical-phase development for the treatment of NASH, with the potential to play an important role in the overall treatment of liver disease - from triggering events through to end-stage disease. CRV431 has been shown to reduce liver fibrosis and hepatocellular carcinoma tumor burden in experimental models of NASH; and has demonstrated antiviral activities towards HBV, HCV, and HDV through several mechanisms, in preclinical studies.

Hepion has created a proprietary AI platform, called AI-POWR™, which stands for Artificial Intelligence - Precision Medicine; Omics (including genomics, proteomics, metabolomics, transcriptomics, and lipidomics); World database access; and Response and clinical outcomes. Hepion intends to use AI-POWR™ to help identify which NASH patients will best respond to CRV431, potentially shortening development timelines and increasing the delta between placebo and treatment groups. In addition to using AI-POWR™ to drive its ongoing Phase 2a NASH program, Hepion will use the platform to identify additional potential indications for CRV431 to expand the company's footprint in the cyclophilin inhibition therapeutic space.

Forward-Looking Statements

This press release includes forward-looking statements relating to the business of the Company and the proposed offering that can be identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “plans,” “would,” “could,” or similar expressions. Such forward-looking statements involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the “Risk Factors” sections contained in Part I, Item 1A in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, under the heading “Risk Factors” included in the preliminary prospectus related to the proposed public offering filed with the SEC, and the Company’s subsequent filings with the SEC, as well as the following risks and uncertainties: market and other conditions and the satisfaction of customary closing conditions related to the Company’s offering of common stock; the negative impact that the COVID-19 pandemic has already had, and may continue to have, on the Company’s business and financial condition; the Company’s ability to maintain and expand its revenue streams to compensate for the lower demand for the Company’s digital cinema products and installation services; potential interruptions of supplier relationships or higher prices charged by suppliers; the Company’s ability to successfully compete and introduce enhancements and new features that achieve market acceptance and that keep pace with technological developments; the Company’s ability to successfully execute its capital allocation strategy or achieve the returns it expects from these investments; the Company’s ability to maintain its brand and reputation and retain or replace its significant customers, challenges associated with the Company’s long sales cycles; the impact of a challenging global economic environment or a downturn in the markets (such as the current economic disruption and market volatility generated by the ongoing COVID-19 pandemic); economic and political risks of selling products in foreign countries (including tariffs); risks of non-compliance with U.S. and foreign laws and regulations, potential sales tax collections and claims for uncollected amounts, cybersecurity risks and risks of damage and interruptions of information technology systems; the Company’s ability to retain key members of management and successfully integrate new executives; the Company’s ability to complete acquisitions, strategic investments, entry into new lines of business, divestitures, mergers or other transactions on acceptable terms, or at all; the impact of the COVID-19 pandemic on the companies in which the Company holds investments; the Company’s ability to utilize or assert its intellectual property rights; the impact of natural disasters and other catastrophic events (such as the ongoing COVID-19 pandemic); the adequacy of insurance; the impact of having a controlling stockholder and vulnerability to fluctuation in the Company’s stock price. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. Many of the risks listed above have been, and may further be, exacerbated by the COVID-19 pandemic, its impact on the cinema and entertainment industry, and the worsening economic environment. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described herein, as well as others not now anticipated. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The forward-looking statements contained in this press release reflect our current views with respect to future events, and, except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this release.

For Investor Relations Inquiries:

Hepion Pharmaceuticals, Inc.	Stephen Kilmer
732-902-4000	Hepion Pharmaceuticals Investor Relations
info@hepionpharma.com	646-274-3580
https://hepionpharma.com/	skilmer@hepionpharma.com